SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)         October 16, 2003


                            QUAKER CITY BANCORP, INC.
               (Exact name of registrant as specified in charter)



          Delaware                      0-22528                 95-444421
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(State or other jurisdiction of  (Commission file number)     (IRS employer
        incorporation)                                      identification no.)


7021 Greenleaf Avenue, Whittier, California        90602
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 (Address of principal executive offices)        (Zip code)



Registrant's telephone number, including area code      (562) 907-2200


                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 9.  Regulation FD Disclosure*


         The following information and the exhibit relating thereto are furnished pursuant to Item 9 of this Current Report on Form 8-K. On October 21, 2003, Quaker City Bancorp, Inc. issued a press release regarding its results of operations for the fiscal quarter ended September 30, 2003 and the declaration on October 16, 2003 by it's board of directors of a cash dividend. A copy of the press release is attached hereto as Exhibit 99.1.


Item 12. Results of Operations and Financial Condition*

         The following information and the exhibit relating thereto are furnished pursuant to Item 12 of this Current Report on Form 8-K. On October 21, 2003, Quaker City Bancorp, Inc. issued a press release regarding its results of operations for the fiscal quarter ended September 30, 2003 and the declaration on October 16, 2003 by it's board of directors of a cash dividend. A copy of the press release is attached hereto as Exhibit 99.1.


* The information furnished under Item 9 and Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       QUAKER CITY BANCORP, INC.

Date: October 21, 2003                 By: /s/ Frederic R. (Rick) McGill
                                           -------------------------------------
                                     Name: Frederic R. (Rick) McGill
                                    Title: President and Chief Executive Officer



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                                  EXHIBIT INDEX




  Exhibit No.     Description
  -----------     -----------

     99.1         Press Release of Quaker City Bancorp, Inc. dated
                  October 21, 2003




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